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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 29, 1999

                               WEST COAST BANCORP

             (Exact name of registrant as specified in its charter)

                                     OREGON
                 (State or other jurisdiction of incorporation)

                 0-10997                          93-810577
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         (Commission File Number)       IRS Employer Identification No.


                           5335 Meadows Rd, Suite 201
                              Lake Oswego, OR 97035
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (503) 684-0884



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ITEM 5.  OTHER EVENTS

         On December 29, 1999, Chairman of the Board, Gary D. Putnam announced the appointment of Robert D. Sznewajs as President and Chief Executive Officer of West Coast Bancorp and West Coast Bank, effective January 1, 2000. Mr. Sznewajs will also be appointed to the board of directors of West Coast Bancorp and West Coast Bank.

         West Coast Bancorp is a Northwest community bank holding company, operating 42 offices in the western Oregon and Washington markets. West Coast Bancorp is the parent company of West Coast Bank and West Coast Trust, with consolidated assets of $1.3 billion.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA, FINANCIAL INFORMATION, AND EXHIBITS

         (a)    Financial Statements: Not Applicable

         (b)    Pro forma Financial Information: Not Applicable

         (c)    Exhibits.

                10.1 Change of Control Employment Agreement of Robert D. Sznewajs dated January 1, 2000.

                10.2 Employment Agreement of Robert D. Sznewajs dated January 1, 2000.

                (99)   Press Release dated December 29, 1999 issued by
                       Bancorp announcing the appointment of Robert D. Sznewajs.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:   January 6, 2000


                                    WEST COAST BANCORP


                            By  /s/ Donald A. Kalkofen
                                ------------------------------------------------
                                    Donald A. Kalkofen
                                    Executive Vice President and Chief Financial
                                    Officer